UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 11, 2012

FREDERICK’S OF HOLLYWOOD GROUP INC.
(Exact Name of Registrant as Specified in Charter)

New York	001-05893	13-5651322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6255 Sunset Boulevard, Hollywood, CA	90028
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:                                                                                     (323) 466-5151

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The information contained in Item 5.02 below is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 11, 2012, Frederick’s of Hollywood Group Inc. (“Company”) entered into stock option and restricted stock agreements with each of its executive officers and non-employee directors to provide for the following issuances of stock options and restricted stock to such individuals:

Name	Position	Number of Options	Number of Restricted Shares
Thomas J. Lynch	Chairman and CEO	87,500	37,500
Donald Jones	President	42,000	18,000
Thomas Rende	Chief Financial Officer	38,500	16,500
Peter Cole	Director	21,000	9,000
John L. Eisel	Director	21,000	9,000
William F. Harley	Director	21,000	9,000
Milton J. Walters	Director	21,000	9,000

The stock options and restricted stock were issued under the Company’s 2010 Long-Term Incentive Equity Plan, and vest in equal annual installments on each of January 11, 2012, 2013 and 2014, provided the respective officer or director continues to remain in his position with the Company at such times.  The options have an exercise price of $0.40 per share (the closing price of the Company’s common stock on the grant date) and expire on January 10, 2022.

Item 5.07	Submission of Matters to a Vote of Security Holders

On January 11, 2012, the Company held its Annual Meeting of Shareholders in New York City.  At the Annual Meeting, the Company’s shareholders voted to elect five directors to serve for the ensuing one-year period and until their successors are elected and qualified.  The final voting results were as follows:

Nominee	Votes For	Votes Withheld
Peter Cole	30,612,322	514,978
John L. Eisel	30,761,122	366,178
William F. Harley	30,695,503	431,797
Thomas J. Lynch	30,777,234	350,066
Milton J. Walters	30,816,235	311,065

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits:

*10.1	Form of 2010 Plan Employee Stock Option Agreement (incorporated by reference as Exhibit 10.1 to Form 8-K dated January 12, 2011 and filed on January 14, 2011)

*10.2	Form of 2010 Plan Non-Employee Director Stock Option Agreement (incorporated by reference as Exhibit 10.1 to Form 8-K dated January 12, 2011 and filed on January 14, 2011)

*10.3	Form of 2010 Plan Employee Restricted Stock Agreement (incorporated by reference as Exhibit 10.1 to Form 8-K dated January 12, 2011 and filed on January 14, 2011)

*10.4	Form of 2010 Plan Non-Employee Director Restricted Stock Agreement (incorporated by reference as Exhibit 10.1 to Form 8-K dated January 12, 2011 and filed on January 14, 2011)

______________________________

*
The form of document listed above does not differ in material detail from the current form of each agreement, except with respect to the vesting dates (current form: vest in three equal installments on each of January 11, 2012, 2013 and 2014), option exercise price (current form: $0.40 per share) and option expiration date (current form: January 10, 2022).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2012	FREDERICK’S OF HOLLYWOOD GROUP INC.

	By:	/s/ Thomas Rende
Thomas Rende
Chief Financial Officer
(Principal Financial and Accounting Officer)